Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2024
Restatement Determination Date [Axis]: 2024-12-31
Erroneously Awarded Compensation Recovery [Table]
Erroneous Compensation Analysis [Text Block]

Clawback Policy

The Board has adopted two recoupment (aka “clawback”) policies. One clawback policy applies only to SEC Section 16 executive officers (which includes, but is not limited to, our CEO and the other NEOs), the other policy applies to all employees (including the Section 16 executive officers) that receive incentive-based compensation. The policy applicable to Section 16 executive officers is compliant with the clawback rules and requirements adopted by the SEC and Nasdaq in 2023. Under this policy, the Board is required to recoup, from current or former Section 16 executive officers, any incentive-based compensation that was erroneously awarded during the three years preceding the date of any accounting restatement that is required due to material non-compliance with any financial reporting requirement under applicable U.S. federal securities laws. The other clawback policy provides our Board wider discretionary authority to recoup incentive compensation. Under this broader clawback policy, the Board or Compensation Committee may seek to recoup incentive compensation paid or payable to current or former incentive plan participants if, in its sole discretion, the Board or Compensation Committee determines that: (a) the current or former incentive plan participant breached a restrictive covenant or engaged or participated in misconduct, or intentional or reckless acts or omissions, or serious neglect of responsibilities that caused or contributed to a significant financial loss or serious reputational harm to Constellation regardless of whether a financial statement restatement or correction of incentive plan results was required, and (b) recoupment is not precluded by applicable law or employment agreements.